================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

             Delaware                0-18630               95-4274680
   (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)         File Number)       Identification No.)

        777 North Broadway, Los Angeles, California         90012
         (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 26, 2006, Cathay General Bancorp announced, in a press release, its financial results for the quarter and year ended December 31, 2005. That press release is attached hereto as Exhibit 99.1.

         The foregoing information and the attached exhibit are intended to be furnished only and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
       --------

       99.1     Press Release of Cathay General Bancorp dated January 26, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 26, 2006
                                             CATHAY GENERAL BANCORP

                                             By:  /s/ Heng W. Cheng
                                                  ------------------------------
                                                  Heng W. Chen
                                                  Executive Vice President and

                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Number   Exhibit
------   ---------------------------------------------------------------
99.1     Press Release of Cathay General Bancorp dated January 26, 2006.